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SUPPLEMENT TO THE PROSPECTUS

United Government Securities Fund, Inc. Class A Shares

The following information supplements and supersedes any contrary information contained in the Prospectus:

At a special meeting of shareholders scheduled for July 24, 1997, shareholders of the Fund will be asked to approve proposals relating to the following:

1. Investment Restrictions. Shareholders of the Fund will be asked to approve elimination of or changes to certain of the Fund's fundamental investment restrictions. If approved, the current fundamental restrictions regarding indexed securities, arbitrage transactions, and options, futures contracts, forward currency contracts and other derivative instruments would be eliminated. Also, if approved, the current fundamental restrictions regarding diversification, investments in commodities and commodity contracts, loans, margin purchases and short sales would be modified.

If the foregoing changes to the Fund's fundamental investment restrictions are approved, the Fund intends to implement new non-fundamental, operating policies regarding investment in indexed securities and derivative instruments. These operating policies would be in addition to the other non-fundamental restrictions and policies set forth in the prospectus and Statement of Additional Information and could be changed by the Board of Directors without shareholder approval.

2. Service Plan. Class A shareholders of the Fund will be asked to amend the Fund's current Service Plan to permit payment of distribution fees, with no change to the Plan's current limit on the total expenses payable.

To be attached to the cover page of the Prospectus of United Government Securities Fund, Inc. Class A shares dated June 30, 1996, as supplemented January 30, 1997.


This Supplement is dated May 29, 1997.

NUS1011B
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SUPPLEMENT TO THE PROSPECTUS

United Government Securities Fund, Inc. Class Y Shares

The following information supplements and supersedes any contrary information contained in the Prospectus:

At a special meeting of shareholders scheduled for July 24, 1997, shareholders of the Fund will be asked to approve proposals relating to elimination of or changes to certain of the Fund's fundamental investment restrictions. If approved, the current fundamental restrictions regarding indexed securities, arbitrage transactions, and options, futures contracts, forward currency contracts and other derivative instruments would be eliminated. Also, if approved, the current fundamental restrictions regarding diversification, investments in commodities and commodity contracts, loans, margin purchases and short sales would be modified.

If the foregoing changes to the Fund's fundamental investment restrictions are approved, the Fund intends to implement new non-fundamental, operating policies regarding investment in indexed securities and derivative instruments. These operating policies would be in addition to the other non-fundamental restrictions and policies set forth in the prospectus and Statement of Additional Information and could be changed by the Board of Directors without shareholder approval.

To be attached to the cover page of the Prospectus of United Government Securities Fund, Inc. Class Y shares dated June 30, 1996, as supplemented January 30, 1997.


This Supplement is dated May 29, 1997.

NUS1011YA
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UNITED GOVERNMENT SECURITIES FUND, INC.

             Supplement to the Statement of Additional Information
                              Dated June 30, 1996


The following information supplements and supersedes any contrary information contained in the Statement of Additional Information:

1. Investment Restrictions. At a special meeting of shareholders scheduled for July 24, 1997 ("Special Meeting"), shareholders of the Fund will be asked to approve elimination and modification of certain of the Fund's fundamental investment restrictions. If approved, the following investment restrictions will supersede and replace the restrictions listed in the "Investment Restrictions" section:

     The Fund may not:

     (i) Purchase or sell any securities or physical commodities other than U.S. Government Securities; however, this policy shall not prevent the Fund from purchasing and selling (a) foreign currency if a U.S. Government Security that the Fund owns or intends to acquire is denominated in that foreign currency and (b) futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments if the return on, or value of, the financial instrument is based on the return on or value of U.S. Government Securities

     (ii) Buy any voting securities, any mineral related programs or leases or any shares of other investment companies;

     (iii) Buy real estate nor any nonliquid interest in real estate investment trusts; however, the Fund may buy obligations or instruments which it may otherwise buy even though the issuer invests in real estate or interests in real estate;

     (iv) Make loans other than certain limited types of loans as indicated above; the Fund can buy debt securities and other obligations consistent with its goal and its other investment policies and restrictions; it can also lend its portfolio securities (see "Lending Securities" above) and enter into repurchase agreements (see "Repurchase Agreements" above);

     (v) Participate on a joint, or a joint and several, basis in any trading account in any securities;

     (vi) Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

     (vii) Engage in the underwriting of securities, that is, the selling of securities for others; or

     (viii) Borrow to purchase securities or increase income, but only to meet redemptions so it will not have to sell portfolio securities for this purpose. The Fund may borrow money from banks as a temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets in connection with such borrowing but only up to the lesser of the amounts borrowed or 5% of the value of the Fund's assets. The Fund will not purchase securities while outstanding borrowings are more than 5% of the value of its assets. Interest on borrowing would reduce the Fund's income.

     If the proposed changes to the Fund's fundamental investment restrictions are approved, that Fund intends to implement the following new non-fundamental, operating policy which would supersede and replace the Fund's current non-fundamental restrictions and policies on these matters:

     The Fund may invest in indexed securities only if they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Service Plan. Class A shareholders of the Fund will be asked to amend the Fund's current Service Plan to permit payment of distribution fees, with no change to the Plan's current limit on the total expenses payable.

This Supplement is dated May 29, 1997.